UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

      Date of Report (Date of earliest event reported) : December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-18)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-10                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-18 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  Mortgage  Pass-Through  Certificates,  Series 2002-18
-------------------------------------------------------------------------------



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  December 27, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002


                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           December 26, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA1        90,580,000.00      48,548,281.71    7,952,200.92      66,888.74     8,019,089.66     0.00      0.00       40,596,080.79
IA2        73,500,000.00      73,500,000.00            0.00     335,037.50       335,037.50     0.00      0.00       73,500,000.00
IA3        28,200,000.00      28,200,000.00            0.00     148,520.00       148,520.00     0.00      0.00       28,200,000.00
IA4        16,000,000.00      16,000,000.00            0.00      88,800.00        88,800.00     0.00      0.00       16,000,000.00
IA5        27,156,420.00      27,156,420.00            0.00     156,602.02       156,602.02     0.00      0.00       27,156,420.00
IIA1      286,145,472.00     258,467,793.32    8,839,965.75   1,615,423.71    10,455,389.46     0.00      0.00      249,627,827.57
IIP        13,741,689.00      12,725,127.84      338,773.32           0.00       338,773.32     0.00      0.00       12,386,354.52
IPP               100.00             100.00            0.00      34,805.54        34,805.54     0.00      0.00              100.00
IIPP              100.00             100.00            0.00      12,628.03        12,628.03     0.00      0.00              100.00
IM1         6,744,275.00       6,744,275.00            0.00      39,341.60        39,341.60     0.00      0.00        6,744,275.00
IM2         3,065,580.00       3,065,580.00            0.00      17,882.55        17,882.55     0.00      0.00        3,065,580.00
IIB1        4,173,691.00       4,150,024.27        3,314.48      25,937.65        29,252.13     0.00      0.00        4,146,709.79
IIB2        2,164,135.00       2,151,863.37        1,718.62      13,449.15        15,167.77     0.00      0.00        2,150,144.75
IIB3        1,082,067.00       1,075,931.19          859.31       6,724.57         7,583.88     0.00      0.00        1,075,071.88
IIB4          618,324.00         614,817.82          491.03       3,842.61         4,333.64     0.00      0.00          614,326.79
AR                100.00               0.00            0.00           0.00             0.00     0.00      0.00                0.00
IIB5          618,324.00         614,817.82          491.03       3,842.61         4,333.64     0.00      0.00          614,326.79
IIB6          309,162.00         307,408.92          245.52       1,921.31         2,166.83     0.00      0.00          307,163.40
IIB7          309,164.00         307,411.28          245.52       1,921.32         2,166.84     0.00      0.00          307,165.76
TOTALS    554,408,603.00     483,629,952.54   17,138,305.50   2,573,568.91    19,711,874.41     0.00      0.00      466,491,647.04

IAIO       24,500,000.00      24,500,000.00            0.00     153,125.00       153,125.00        0.00      0.00    24,500,000.00
IIX        12,123,573.00      10,955,071.88            0.00      68,469.20        68,469.20        0.00      0.00    10,640,899.11
IX        245,246,375.36     204,440,888.59            0.00     315,204.30       315,204.30        0.00      0.00   196,488,687.67
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1       22540V2R2       535.97131497     87.79201722     0.73844933       88.53046655    448.17929775     IA1           1.600000 %
IA2       22540V2S0     1,000.00000000      0.00000000     4.55833333        4.55833333  1,000.00000000     IA2           5.470000 %
IA3       22540V2T8     1,000.00000000      0.00000000     5.26666667        5.26666667  1,000.00000000     IA3           6.320000 %
IA4       22540V2U5     1,000.00000000      0.00000000     5.55000000        5.55000000  1,000.00000000     IA4           6.660000 %
IA5       22540V2V3     1,000.00000000      0.00000000     5.76666659        5.76666659  1,000.00000000     IA5           6.920000 %
IIA1      22540V2X9       903.27409871     30.89325750     5.64546312       36.53872063    872.38084120     IIA1          7.500000 %
IIP       22540V2Z4       926.02356523     24.65296078     0.00000000       24.65296078    901.37060444     IIP           0.000000 %
IPP       22540V3A8     1,000.00000000      0.00000000          ##                ##     1,000.00000000     IPP           6.500000 %
IIPP      22540V3B6     1,000.00000000      0.00000000          ##                ##     1,000.00000000     IIPP          7.500000 %
IM1       22540V3C4     1,000.00000000      0.00000000     5.83333272        5.83333272  1,000.00000000     IM1           7.000000 %
IM2       22540V3D2     1,000.00000000      0.00000000     5.83333333        5.83333333  1,000.00000000     IM2           7.000000 %
IIB1      22540V3F7       994.32954428      0.79413641     6.21455925        7.00869566    993.53540787     IIB1          7.500000 %
IIB2      22540V3G5       994.32954506      0.79413715     6.21456148        7.00869863    993.53540791     IIB2          7.500000 %
IIB3      22540V3H3       994.32954706      0.79413752     6.21455973        7.00869724    993.53540954     IIB3          7.500000 %
IIB4      22540V3K6       994.32954244      0.79413059     6.21455742        7.00868800    993.53541186     IIB4          7.500000 %
AR        22540V3J9         0.00000000      0.00000000     0.00000000        0.00000000      0.00000000     AR            7.500000 %
IIB5      22540V3L4       994.32954244      0.79413059     6.21455742        7.00868800    993.53541186     IIB5          7.500000 %
IIB6      22540V3M2       994.32957479      0.79414676     6.21457359        7.00872035    993.53542803     IIB6          7.500000 %
IIB7      22540V3EO       994.33077590      0.79414162     6.21456573        7.00870735    993.53663428     IIB7          7.500000 %
TOTALS                    872.33486263     30.91276976     4.64200753       35.55477729    841.42209287

IAIO      22540V2W1     1,000.00000000      0.00000000     6.25000000        6.25000000  1,000.00000000     IAIO          7.500000 %
IIX       22540V2Y7       903.61743027      0.00000000     5.64760900        5.64760900    877.70322412     IIX           7.500000 %
IX                        833.61431250      0.00000000     1.28525569        1.28525569    801.18895695     IX            0.000000 %
-------------------------------------------------------------------------------------------------------- -----------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4494
                              Fax: (212) 623-5930
                         Email: mark.volosov@chase.com



                                      -6-

                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                           December 26, 2002
                                       ----------------------------------------------------------

Section 4.04(a)(i)          Scheduled Principal Payments (Total)                                           405,575.24
                                                  Group 1                                                  178,191.77
                                                  Group 2                                                  227,383.47

                            Principal Prepayments (Total)                                               16,321,517.31
                                                  Group 1                                                7,362,796.21
                                                  Group 2                                                8,958,721.10

                            Repurchase Principal (Total)                                                         0.00
                                                  Group 1                                                        0.00
                                                  Group 2                                                        0.00

                            Substitution Amounts (Total)                                                         0.00
                                                  Group 1                                                        0.00
                                                  Group 2                                                        0.00

                            Net Liquidation Proceeds (Total)                                               411,212.94
                                                  Group 1                                                  411,212.94
                                                  Group 2                                                        0.00

                            Insurance Proceeds (Total)                                                           0.00
                                                  Group 1                                                        0.00
                                                  Group 2                                                        0.00

                            Other Principal (Total)                                                              0.00
                                                  Group 1                                                        0.00
                                                  Group 2                                                        0.00

Prepayment Penalties        Number of Loans with respect to which Prepayment Penalties were Collected (Total)   8
                                                  Group 1                                                       3
                                                  Group 2                                                       5

                            Balance of Loans with respect to which Prepayment Penalties were Collected (Total)      1,600,328.58
                                                  Group 1                                                           1,086,453.09
                                                  Group 2                                                             513,875.49

                            Amount of Prepayment Penalties Collected (Total)                                           47,432.40
                                                  Group 1                                                              34,805.00
                                                  Group 2                                                              12,627.40

Section 4.04(a)(v)          Beginning Number of Loans Outstanding (Total)                                                  2,583
                                                  Group 1                                                                    506
                                                  Group 2                                                                  2,077

                            Beginning Aggregate Loan Balances (Total)                                             484,856,185.09
                                                  Group 1                                                         204,440,888.59
                                                  Group 2                                                         280,415,296.50

                            Ending Number of Loans Outstanding (Total)                                                     2,507
                                                  Group 1                                                                    488
                                                  Group 2                                                                  2,019

                            Ending Aggregate Loan Balances (Total)                                                467,717,879.60
                                                  Group 1                                                         196,488,687.67
                                                  Group 2                                                         271,229,191.93

Section 4.04(a)(vi)         Servicing Fees (Total, including TGIC and PMI Fees)                                       258,408.63
                                                  Group 1                                                              69,450.32
                                                  Group 2                                                             188,958.31


                            Trust Administrator Fees                                                                    1,689.09
                                                  Group 1                                                                 641.80
                                                  Group 2                                                               1,047.29

Section 4.04(a)(viii)       Current Advances (Total)                                                                         N/A
                                                  Group 1                                                                    N/A
                                                  Group 2                                                                    N/A

                            Outstanding Advances (Total)                                                                     N/A
                                                  Group 1                                                                    N/A
                                                  Group 2                                                                    N/A

Section 4.04(ix)            Delinquent Mortgage Loans

                                     Group 1
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                         8             3,555,148.63                  1.81 %
                                    2 Month                         4             2,358,949.40                  1.20 %
                                    3 Month                         6             2,829,590.57                  1.44 %
                                    Total                      18                 8,743,688.60                  4.45 %
                                     Group 2
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                        41             5,090,513.44                  1.88 %
                                    2 Month                        15             1,652,690.61                  0.61 %
                                    3 Month                        22             2,248,578.98                  0.83 %
                                     Total                         78             8,991,783.03                  3.32 %

                                     Group Totals
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                        49             8,645,662.07                  1.85 %
                                    2 Month                        19             4,011,640.01                  0.86 %
                                    3 Month                        28             5,078,169.55                  1.09 %
                                    Total                         96            17,735,471.63                  3.80 %

                            * Delinquent Bankruptcies are included in the table above.

                            Bankrupcies
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00        %
                                                   Group 2
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00        %
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00        %
                            * Only Current Bankruptcies are reflected in the table above.

                            Foreclosures
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             2              969,613.03                  0.49 %
                                                   Group 2
                                                                        Principal
                                                   Number               Balance                Percentage
                                                            11              899,137.28                  0.33 %
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                            13            1,868,750.31                  0.40 %

Section 4.04(a)(xi)         REO Properties
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             1              592,557.32                  0.30 %
                                                   Group 2
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00                  0.00 %
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             1              592,557.32                  0.13 %

Section 4.04(a)(xii)        Current Realized Losses                                                               0.00
                                                  Group 1                                                         0.00
                                                  Group 2                                                         0.00

                            Cumulative Realized Losses                                                            0.00
                                                  Group 1                                                         0.00
                                                  Group 2                                                         0.00

Section 4.04(a)(xiii)       Weighted Average Term to Maturity (Deal)                                               331
                                                  Group I                                                          333
                                                  Group II                                                         330

                            Number of Claims submitted under the TGIC PMI policy                                   N/A
                            Total Amount of Claims Submitted under the TGIC PMI policy                             N/A
                            Number of Claims Paid under the TGIC PMI policy                                        N/A
                            Total Amount of Claims Paid under the TGIC PMI policy                                  N/A

Group I Trigger Event       Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 6.5% ?)                 NO
                            Rolling 3 Month Delinquency Rate                                                 2.85609 %

Group 1 O/C Reporting       Targeted Overcollateralization Amount                                         1,226,231.88
                            Ending Overcollateralization Amount                                           1,226,231.88
                            Ending Overcollateralization Deficiency                                               0.00
                            Group 2 Excess Interest Amount                                                    5,719.00
                            Overcollateralization Release Amount                                                  0.00
                            Monthly Excess Interest                                                         318,820.82
                            Payment to Class I-X                                                            315,204.30

Basis Risk Shortfall Paid   Class I-A-1                                                                           0.00
                            Class I-A-2                                                                           0.00
                            Class I-A-3                                                                           0.00
                            Class I-A-4                                                                           0.00
                            Class I-A-5                                                                       2,176.36
                            Class I-M-1                                                                         990.11
                            Class I-M-2                                                                         450.05





                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.